Filed under Rule 497(k)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

SA PIMCO Global Bond Opportunities Portfolio

(formerly, SA Goldman Sachs Global Bond Portfolio)

(the “Portfolio”)

Supplement dated July 19, 2024 to the Portfolio’s Summary Prospectus dated May 1, 2024, as supplemented and amended to date

Effective immediately, the third paragraph under the Summary Prospectus’ main header on page one is deleted and replaced with the following:

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities, nor have they determined that this Summary Prospectus is accurate or complete. It is a criminal offense to state otherwise.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.